UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ambarella, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ambarella™

VOTE

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Online

Go to **www.envisionreports.com/AMBA** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 11, 2024.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Ambarella, Inc. Annual Shareholder Meeting to be Held on June 12, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to shareholders are available at:

www.envisionreports.com/AMBA

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/AMBA**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 31, 2024 to facilitate timely delivery.

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Shareholder Meeting Notice Ambarella, Inc.’s Annual Meeting of Shareholders will be held on June 12, 2024 at 3101 Jay Street, Santa Clara, CA, 95054, at 9:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations 1. Election of Directors: 01 - Hsiao-Wuen Hon, Ph.D. 02 - Christopher B. Paisley 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025. 3. To approve on a non-binding, advisory basis, the compensation of our named executive officers. 4. To approve an amendment and restatement of the Ambarella, Inc. 2021 Equity Incentive Plan The Board of Directors of Ambarella recommends a vote FOR each of the director nominees listed above and FOR Proposals 2, 3 and 4. The Board of Directors of Ambarella, Inc. has fixed the close of business on April 18, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2024 Annual Meeting of Shareholders and any adjournment or postponement thereof. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/AMBA. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with “Proxy Materials Ambarella, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 31, 2024.